                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 14, 1997

                          IKON OFFICE SOLUTIONS, INC.

                         -----------------------------
            (Exact name of registrant as specified in its charter)



      OHIO                   File No. 1-5964                   23-0334400
----------------           --------------------             ---------------
(State or other            (Commission File                 (IRS Employer
jurisdiction of            Number)                          Identification
incorporation)                                              Number)


               P.O. Box 834, Valley Forge, Pennsylvania     19482
               ----------------------------------------     -----


       Registrant's telephone number, including area code: (610)296-8000
                                                           -------------


                                Not Applicable
             ----------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------

        On April 14, 1997, the Registrant reported its earnings for the fiscal quarter ended March 31, 1997 and announced certain management changes. Such information was reported in the Registrant's Press Release dated April 14, 1997, which is included as Exhibit 99 of this Report.

        On April 17, 1997, the Registrant announced that it may repurchase from time to time as much as 5 percent of its outstanding shares in open market transactions. Chairman and Chief Executive Officer John E. Stuart stated that the Registrant believes that its shares are currently undervalued in the market. Any repurchased shares would be used primarily in connection with the Registrant's acquisition program. Information concerning the repurchases was reported in the Registrant's Press Release dated April 17, 1997, which is included as Exhibit 99(a) of this Report.

                          FORWARD-LOOKING INFORMATION

        This Report contains, and other materials filed or to be filed by the Registrant with the Commission which are incorporated by reference herein, as well as information included in oral statements or other written statements made or to be made by the Registrant, contain or will contain or include, disclosures which are forward-looking statements within the meaning of Section 27A of the Securities Act of 1934, as amended (the "Act"), and Section 21E of the Exchange Act. Such forward-looking statements address, among other things, strategic initiatives (including plans for enhancing the Company's business through new acquisitions, information technology systems, sales strategies, market growth plans and acquisition and margin enhancement initiatives, capital expenditure requirements and financing sources). Such forward-looking information is based upon management's current plans or expectations and is subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Registrant's future financial condition and results. These uncertainties and risks include, but are not limited to, those relating to successfully managing an aggressive program to acquire and integrate new companies, including companies with technical services and products that are relatively new to the Registrant, and also including companies outside the United States, which present additional risks relating to international operations; risks and uncertainties relating to conducting operations in a competitive environment; delays, difficulties, technological changes and employment issues associated in a large-scale transformation project; debt service requirements (including sensitivity to fluctuation in interest rates); and general economic conditions. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Registrant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

              (c)   Exhibits.
                    --------

              (99)  Press Release dated April 14, 1997

              (99a) Press Release dated April 17, 1997

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IKON OFFICE SOLUTIONS, INC.




                                       BY:/s/ Michael J. Dillon
                                          ------------------------
                                              Michael J. Dillon
                                              Vice President and Controller


Dated: April 17, 1997

                               Index to Exhibit
                               ----------------



           (99)  Press Release dated April 14, 1997

           (99a) Press Release dated April 17, 1997